Ivy Funds

Supplement dated April 12, 2018 to the

Ivy Funds Prospectus

dated July 5, 2017

as supplemented July 14, 2017, August 10, 2017, August 18, 2017, September 18, 2017, September 29, 2017, November 17, 2017, November 22, 2017, November 28, 2017, December 29, 2017, January 12, 2018, February 6, 2018 and February 26, 2018

Advantus Capital Management, Inc., the subadviser to Ivy Advantus Bond Fund and Ivy Advantus Real Estate Securities Fund, will change its name to Securian Asset Management, Inc. (Securian) effective April 30, 2018. Therefore, effective April 30, 2018, the Prospectus is amended to reflect the following name changes:

∎	The name of Ivy Advantus Bond Fund is changed to Ivy Securian Core Bond Fund

∎	The name of Ivy Advantus Real Estate Securities Fund is changed to Ivy Securian Real Estate Securities Fund

∎	All references to Advantus Capital Management, Inc. and Advantus Capital are amended to read Securian Asset Management, Inc. and Securian, respectively.

Effective April 30, 2018, the following replaces the “Portfolio Managers” section for Ivy Securian Core Bond Fund on page 58:

Portfolio Managers

Thomas B. Houghton, Vice President of Securian, and David W. Land, Vice President of Securian, have managed the Fund since April 2005; Dan Henken, Fixed Income Portfolio Manager of Securian, has managed the Fund since November 2017; and Lena S. Harhaj, Associate Portfolio Manager of Securian, has managed the Fund since April 2018.

Effective May 11, 2018, Mr. Land is retiring from Securian and will no longer serve as a co-portfolio manager of the Fund.

Effective April 30, 2018, the following replaces the “Portfolio Managers” section for Ivy Securian Real Estate Securities Fund on page 138:

Portfolio Managers

Matthew K. Richmond, Vice President and Portfolio Manager of Securian, has managed the Fund since January 2014; Lowell R. Bolken, Vice President and Portfolio Manager of Securian, has managed the Fund since April 2006; and Joshua M. Klaetsch, Portfolio Manager of Securian, has managed the Fund since April 2018.

Effective immediately, the following is inserted as a new paragraph for each Fund in the “Additional Information about Principal Investment Strategies, Other Investments and Risks” section beginning on page 185:

The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.

Effective immediately, the following bullet point is inserted as a Non-Principal Risk for each Fund in the “Additional Information about Principal Investment Strategies, Other Investments and Risks” section beginning on page 185:

∎	Securities Lending Risk

Effective immediately, the following is inserted immediately following the “Additional Information about Principal Investment Strategies, Other Investments and Risks — Defining Risks — Sector Risk” section on page 236:

Securities Lending Risk — Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If a Fund that lent its securities were unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to a Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Cash received as collateral for loaned securities may be invested, and such investment is subject to market appreciation or depreciation, with the Fund bearing any loss.

Effective April 30, 2018, the following replaces the first sentence of the first paragraph of the “The Management of the Funds — Portfolio Management — Ivy Securian Core Bond Fund” section on page 241:

Ivy Securian Core Bond Fund: Thomas B. Houghton, David W. Land, Dan Henken, and Lena S. Harhaj are primarily responsible for the day-to-day portfolio management of Ivy Securian Core Bond Fund.

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Effective immediately, the following is inserted immediately following the last sentence of the second paragraph of the “The Management of the Funds — Portfolio Management — Ivy Securian Core Bond Fund” section on page 241:

Effective May 11, 2018, Mr. Land is retiring from Securian and will no longer serve as a co-portfolio manager of the Fund.

Effective April 30, 2018, the following is inserted as a new paragraph immediately following the last paragraph of the “The Management of the Funds — Portfolio Management — Ivy Securian Core Bond Fund” section on page 241:

Ms. Harhaj has held her Fund responsibilities for Ivy Securian Core Bond Fund since April 2018. She has served as an Associate Portfolio Manager since April 2018. She previously served as a Senior Investment Analyst, Structured Finance and Total Return Portfolio Analyst with Securian. Ms. Harhaj holds a Bachelor of Science in Finance from the University of Minnesota. She is a Chartered Financial Analyst.

Effective April 30, 2018, the following replaces the first and second sentences of the first paragraph of the “The Management of the Funds — Portfolio Management — Ivy Securian Real Estate Securities Fund” section on page 241:

Ivy Securian Real Estate Securities Fund: Matthew K. Richmond, Lowell R. Bolken and Joshua M. Klaetsch are primarily responsible for the day-to-day portfolio management of Ivy Securian Real Estate Securities Fund. Messrs. Richmond, Bolken and Klaetsch also are primarily responsible for the day-to-day portfolio management of Ivy VIP Securian Real Estate Securities, whose investment manager is IICO.

Effective April 30, 2018, the following is inserted as a new paragraph immediately following the last paragraph of the “The Management of the Funds — Portfolio Management — Ivy Securian Real Estate Securities Fund” section on page 241:

Mr. Klaetsch has held his Fund responsibilities since April 2018. He has been an Investment Officer with Securian since November 2016 and has been an analyst at Securian since joining the firm in June 2008. He is a CFA Charterholder, received a BA in Economics from Luther College and an MBA in Real Estate Finance from the University of Wisconsin.

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